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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                  REGISTRATION STATEMENT (NO. 33-48863) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]

                        POST-EFFECTIVE AMENDMENT NO. 11

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 13

                          VANGUARD BALANCED INDEX FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

           on April 19, 1999, pursuant to paragraph (b) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1998 WITH THE COMMISSION ON FEBRUARY 18, 1999.

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

                          VANGUARD BALANCED INDEX FUND

                             CROSS REFERENCE SHEET


 Form N-1A
Item Number                                                                   Location in Prospectus
  Item 1.     Front and Back Cover Pages...........................  Front and Back Cover Pages
  Item 2.     Risk/Return Summary: Investments, Risks, and
              Performance..........................................  Fund Profile
  Item 3.     Risk/Return Summary: Fee Table.......................  Fee Table
  Item 4.     Investment Objectives, Principal Investment
              Strategies, and Related Risks........................  A Word About Risk; Who Should Invest;
                                                                     Primary Investment Strategies
  Item 5.     Management's Discussion of Fund Performance..........  Herein incorporated by reference to
                                                                     Registrant's Annual Report to
                                                                     Shareholders dated December 31, 1998
                                                                     filed with the Securities & Exchange
                                                                     Commission's EDGAR system on March 3,
                                                                     1999.
  Item 6.     Management, Organization, and Capital Structure......  The Fund and Vanguard; Investment
                                                                     Adviser
  Item 7.     Shareholder Information..............................  Share Price; Dividends, Capital Gains,
                                                                     and Taxes; Investing with Vanguard
  Item 8.     Distribution Arrangements............................  Not Applicable
  Item 9.     Financial Highlights Information.....................  Financial Highlights



 Form N-1A                                                                    Location in Statement
Item Number                                                                 of Additional Information
 Item 10.     Cover Page and Table of Contents.....................  Cover Page; Table of Contents
 Item 11.     Fund History.........................................  Description of the Trust
 Item 12.     Description of the Fund and its Investments and
              Risks................................................  Investment Policies; Description of the
                                                                     Trust; and Fundamental Investment
                                                                     Limitations
 Item 13.     Management of the Fund...............................  Management of the Trust
 Item 14.     Control Persons and Principal Holders of
              Securities...........................................  Management of the Trust
 Item 15.     Investment Advisory and Other Services...............  Investment Advisory Services
 Item 16.     Brokerage Allocation and Other Practices.............  Portfolio Transactions
 Item 17.     Capital Stock and Other Securities...................  Description of the Trust
 Item 18.     Purchase, Redemption, and Pricing of Shares..........  Purchase of Shares; Redemption of
                                                                     Shares; and Share Price
 Item 19.     Taxation of the Fund.................................  Description of the Trust
 Item 20.     Underwriters.........................................  Not Applicable
 Item 21.     Calculation of Performance Data......................  Yield and Total Return
 Item 22.     Financial Statements.................................  Financial Statements

VANGUARD BALANCED INDEX FUND

Prospectus
April 19, 1999
A Balanced Mutual Fund


CONTENTS

 1    AN INTRODUCTION TO INDEX FUNDS

 2    FUND PROFILE

 4    ADDITIONAL INFORMATION

 4    A WORD ABOUT RISK

 4    WHO SHOULD INVEST

 5    PRIMARY INVESTMENT STRATEGIES

11    THE FUND AND VANGUARD

11    INVESTMENT ADVISERS

12    YEAR 2000 CHALLENGE

12    DIVIDENDS, CAPITAL GAINS, AND TAXES

13    SHARE PRICE

14    FINANCIAL HIGHLIGHTS

15    INVESTING WITH VANGUARD

15    SERVICES AND ACCOUNT FEATURES

16    TYPES OF ACCOUNTS

16    BUYING SHARES

18    REDEEMING SHARES

21    TRANSFERRING REGISTRATION

21    FUND AND ACCOUNT UPDATES

GLOSSARY (inside back cover)


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Balanced Index Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------




NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Balanced Index Fund.

INVESTMENT OBJECTIVE

The Fund is a balanced stock and bond index fund that seeks to provide current income and long-term growth of income and capital.


INVESTMENT STRATEGIES

The Fund typically invests 60% of its assets in common stocks and 40% in bonds. The stock portion of the Fund seeks to match the total return of the Wilshire 5000 Equity Index, a widely recognized measure for the U.S. stock market. The Fund's bond portion seeks to replicate the returns of the Lehman Brothers Aggregate Bond Index, a measure of regularly traded, U.S. investment-grade bonds. There is no assurance that the Fund will achieve its stated objective.


PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK AND BOND PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:

- Stock market risk, which is the chance that stock prices in general will decline over short or even long periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be moderate for the Fund.

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk should be moderate for the Fund.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. Credit risk should be low for the Fund.


- Prepayment risk, which is the chance that during periods of falling interest rates, a mortgage-backed bond issuer will repay its high-yielding bond earlier than scheduled. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and ease the opportunity for additional price appreciation associated with falling rates.


PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one and five calendar years and since inception compare to those of a broad-based securities market index. Keep in mind that the Fund's past performance does not necessarily indicate how it will perform in the future.


--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
1993                                                                      10.00%
1994                                                                      -1.56%
1995                                                                      28.64%
1996                                                                      13.95%
1997                                                                      22.24%
1998                                                                      17.85%
--------------------------------------------------------------------------------


Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

      During the period shown in the bar chart, the highest return for a calendar quarter was 12.67% (quarter ended December 31, 1998) and the lowest return for a quarter was - 5.57% (quarter ended September 30, 1998).

2


--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                            1 YEAR   5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------------------
Vanguard Balanced Index Fund**              17.85%    15.76%         15.09%
Balanced Composite Index***                 18.11     16.03          15.46
Wilshire 5000 Index                         23.39     21.78          20.46
Lehman Aggregate Bond Index                  8.69      7.27           7.83
--------------------------------------------------------------------------------



  * November 9, 1992.

 ** Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

*** Made up of two unmanaged benchmarks, weighted 60% Wilshire 5000 Index and
    40% Lehman Aggregate Bond Index.
--------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.


SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                  None
Sales Charge (Load) Imposed on Reinvested Dividends:                       None
Redemption Fees:                                                           None
Exchange Fees:                                                             None
Account Maintenance Fee (For accounts under $10,000):                      $2.50/quarter*
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                       0.16%
Investment Advisory Expenses:                                              0.01%
12b-1 Distribution Fees:                                                   None
Other Expenses                                                             0.04%
   TOTAL ANNUAL FUND OPERATING EXPENSES:                                   0.21%




* The account maintenance fee will be deducted from your quarterly distribution of the Fund's dividends. If your distribution is less than the fee, fractional shares will be automatically redeemed to make up the difference.


      The Fund reserves the right to deduct a transaction fee of 0.08% from an investor's cumulative purchases over $100 million. Where it applies, the fee is paid directly to the Fund to offset transaction costs of investing large new contributions into the market. The fee is not paid to Vanguard and is not a sales charge.


                                PLAIN TALK ABOUT
                                  FUND EXPENSES


      All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Balanced Index Fund's expense ratio in fiscal year 1998 was 0.21%, or $2.10 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1998 of 1.31%, or $13.10 per $1,000 of average net assets, according to Lipper Inc., which reports on the mutual fund industry.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.


--------------------------------------------------------------------------------
1 YEAR                 3 YEARS                 5 YEARS                  10 YEARS
--------------------------------------------------------------------------------
 $ 22                    $ 68                    $118                     $268
--------------------------------------------------------------------------------


      THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


ADDITIONAL INFORMATION


DIVIDENDS AND CAPITAL GAINS

Dividends are paid quarterly; capital gains are distributed annually in December

INVESTMENT ADVISER

Vanguard Core Management Group (for common stocks) and Vanguard Fixed Income Group (for bonds), Valley Forge, Pa., since 1992

INCEPTION DATE
November 9, 1992

NET ASSETS AS OF DECEMBER 31, 1998
$2 billion

SUITABLE FOR IRAS
Yes

MINIMUM INITIAL INVESTMENT
$3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION
Balanced

VANGUARD FUND NUMBER
02

CUSIP NUMBER
921931101

TICKER SYMBOL
VBINX







AN INTRODUCTION TO INDEX FUNDS



WHAT IS INDEXING?

An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index fund (or "passively managed" fund) tries to match, as closely as possible, the performance of an established target index by holding all, or a representative sample, of the securities in the index.



The target index may be a group of stocks or bonds, or a combination of stocks and bonds. Balanced index funds hold a mix of stocks and bonds.



      Index funds are not actively managed by investment advisers who buy and sell securities based on research and analysis in an attempt to outperform the market. Rather, index funds simply mirror what the target index does, for better or worse.



WHY INVEST IN INDEX FUNDS?

Index funds appeal to many investors for a number of reasons:



- Diversification. Indexes generally cover a wide variety of companies and industries.



- Relative consistency. Index funds typically match the performance of relevant market benchmarks more closely than comparable actively managed funds do.



- Low cost. Index funds do not have many of the costs and expenses of an actively managed fund -- such as research -- and keep trading activity, and thus brokerage commissions, to a minimum.



- Low realization of capital gains. Because an index fund typically sells securities only to respond to redemption requests or to adjust the number of shares it holds to reflect a change in its target index, the fund's turnover rate -- and thus its realization of capital gains -- is usually very low.

4



                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING



Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.



      KEEP IN MIND THAT AN INDEX FUND HAS OPERATING EXPENSES AND TRANSACTION COSTS; A MARKET INDEX DOES NOT. THEREFORE, AN INDEX FUND -- WHILE EXPECTED TO TRACK ITS TARGET INDEX AS CLOSELY AS POSSIBLE -- WILL TYPICALLY BE UNABLE TO MATCH THE PERFORMANCE OF THE INDEX EXACTLY.


--------------------------------------------------------------------------------
A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard Balanced Index Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Balanced Index Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock and bond markets.

      Look for this [FLAG GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
--------------------------------------------------------------------------------

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You are seeking moderate current income and long-term growth of principal and income.

-     You are seeking a diversified combination of U.S. stocks and bonds.

-     You are willing to invest for the long term -- at least five years.

      THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.


      The Fund has adopted the following policies, among others, to discourage short-term trading:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.



                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

-     Telephone and online exchanges are not accepted for non-IRA accounts.

- There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-     The Fund reserves the right to stop offering shares at any time.


PRIMARY INVESTMENT STRATEGIES


This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, current income and long-term growth of capital and income. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks -- stock market risk, interest rate risk, income risk, credit risk, and prepayment risk -- faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders. The Fund's investment objective is not fundamental, and so may be changed without a shareholder vote.


MARKET EXPOSURE
STOCKS


About 60% of the Fund's assets are invested in common stocks, in an attempt to replicate with that portion of the assets the performance of the Wilshire 5000 Index.


[FLAG GRAPHIC] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE
               POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.

      To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term. (The S&P 500 Index is shown here because this benchmark, unlike the Wilshire 5000 Index, has been in existence for all of the periods shown.)

--------------------------------------------------------------------------------
                     U.S. STOCK MARKET RETURNS (1926 - 1998)
--------------------------------------------------------------------------------
                                 1 YEAR     5 YEARS      10 YEARS      20 YEARS
--------------------------------------------------------------------------------
Best                              54.2%       24.1%        19.9%         17.7%
Worst                            -43.1       -12.4         -0.8           3.1
Average                           13.1        10.7         11.0          11.0
--------------------------------------------------------------------------------


      The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a - 12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

      While the Fund's holdings will typically include the 500 largest stocks in the Wilshire 5000 Index, they will not include all of the securities in the Index. Instead, the Fund will invest in a representative sample of stocks.

6

                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS


Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value from $1 billion to $10 billion. Small-cap funds typically hold stocks of companies with a market value of $1 billion or less.


      Keep in mind, too, that while the Wilshire 5000 Index is dominated by large-cap stocks (those contained in the S&P 500 Index), small- and mid-cap issues are also represented. The Fund's stock holdings are adjusted on a regular basis to reflect the Wilshire 5000 Index. As of December 31, 1998, about 22% of the securities in the Wilshire 5000 Index were not included in the S&P 500 Index. Stocks of smaller companies have historically been more volatile than -- and at times have performed quite differently from -- the stocks of larger companies.

      Finally, because Vanguard Balanced Index Fund's holdings are not identical to the Wilshire 5000 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.


                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid -- causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.


BONDS

About 40% of the Fund's assets are invested in bonds.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE
               POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODERATE FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS. BECAUSE THE FUND INVESTS IN A PORTFOLIO OF BONDS WITH AN INTERMEDIATE AVERAGE MATURITY (5-10 YEARS), INTEREST RATE RISK IS MODERATE.


      Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

      To illustrate the relationship between bond prices and interest rates, the following table shows the impact of a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.


--------------------------------------------------------------------------------
                  HOW INTEREST RATE CHANGES AFFECT BOND PRICES*
--------------------------------------------------------------------------------
                                  VALUE OF A $1000 BOND   VALUE OF A $1,000 BOND
TYPE OF BOND                       AFTER A 2% INCREASE     AFTER A 2% DECREASE
(MATURITY)                          IN INTEREST RATES       IN INTEREST RATES
--------------------------------------------------------------------------------
Short-Term (2.5 years)                    $ 956                  $1,046
Intermediate-Term (10 years)                870                   1,156
Long-Term (20 years)                        816                   1,251
--------------------------------------------------------------------------------
* Assuming a 7% yield.
--------------------------------------------------------------------------------

      These figures are for illustration only and should not be regarded as an indication of future returns from the bond market as a whole or the Fund in particular.

      Changes in interest rates will affect bond income as well as bond prices.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT A
               FUND'S DIVIDENDS (INCOME) WILL DECLINE DUE TO FALLING INTEREST RATES. INCOME RISK IS GENERALLY THE GREATEST FOR SHORT-TERM BONDS, AND THE LEAST FOR LONG-TERM BONDS.




[FLAG GRAPHIC] BECAUSE IT INVESTS IN MORTGAGE-BACKED BONDS, THE FUND IS SUBJECT
               TO PREPAYMENT RISK, WHICH IS THE POSSIBILITY THAT DURING PERIODS OF FALLING INTEREST RATES, A BOND ISSUER WILL REPAY ITS HIGH-YIELDING BOND EARLIER THAN SCHEDULED. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION ASSOCIATED WITH FALLING RATES.

      Since the Fund invests only a portion of its assets in mortgage-backed bonds, the risk to the Fund is limited.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT
               A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.


      The credit quality of the Fund is expected to be very high, and thus credit risk should be low. The weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, as of December 31, 1998, is Aa1.


      To a limited extent, the Fund is also exposed to event risk, which is the possibility that corporate fixed-income securities held by the Fund may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

      Finally, because stock and bond prices often move in different directions, the Fund's bond holdings help to dampen -- but not eliminate -- some of the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds.

SECURITY SELECTION
INDEXING METHODS

In seeking to track a particular index, a fund may use one of two indexing methods to select the stocks or bonds it invests in.

      Some index funds hold each stock or bond found in their target indexes in about the same proportions as represented in the indexes themselves. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company.

      Other index funds may use a different selection process. Because it would be very expensive to buy and sell all of the securities represented (the Wilshire 5000 Index, for example, includes more than 7,000 stocks), funds tracking these larger indexes use a "sampling" technique. Using a sophisticated computer program, these funds select securities that will recreate their target indexes in terms of industry, size, and other characteristics. For instance, if 10% of the Wilshire 5000 Index were made up of utility stocks, the Balanced Index Fund would allocate about 10% of its stock investment to the utility stocks of the index with similar characteristics.


STOCKS

The Fund's common stock portfolio is designed to have investment characteristics that parallel those of the Wilshire 5000 Index. The Fund is expected to replicate approximately 1,000 of the largest securities in the Wilshire 5000 Index as measured by market capitalization, plus a representative sample of the remainder, which are selected primarily on the basis of market capitalization, industry weightings, and other fundamental characteristics. Typically, the Fund holds a total of between 2,500 and 3,000 stocks.

8

                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date -- the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise -- but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.



BONDS

The Fund's bond portfolio is designed to have investment characteristics that parallel those of the Lehman Brothers Aggregate Bond Index, a broad market-weighted index that encompasses four major classes of investment-grade fixed-income securities in the United States: U.S. Treasury and agency securities, corporate bonds, mortgage-backed securities, international dollar-denominated bonds, and asset-backed securities with maturities greater than one year. The Fund will invest in a representative sample of fixed-income securities in the index, which, taken together, are expected to perform similarly to the index. These securities are described further as follows:


- U.S. government securities include U.S. Treasury and agency bonds, which represent loans by an investor to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on these bonds is guaranteed by the full faith and credit of the U.S. government.

- Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose -- often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a relatively high interest rate to obtain buyers for its bonds.


- Mortgage-backed bonds represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then pay principal upon maturity, mortgage-backed bonds repay both interest and principal as part of their regular payments. Because the mortgages underlying the bonds can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed bonds are subject to prepayment risk, as discussed earlier in this prospectus. These types of bonds are issued by a number of government agencies, including the Government National Mortgage Association (GNMA), often referred to as "Ginnie Mae," the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), often referred to as "Fannie Mae," and the Federal Housing Authority
      (FHA). GNMA bonds are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; bonds issued by other government agencies are not.


      (Note: The Balanced Index Fund may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. government.)

- International dollar-denominated bonds are bonds denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.


- Asset-backed securities are bonds backed by an underlying pool of assets such as automobile loans, credit card loans, and home equity loans. These securities are structured with varying amounts of credit risk, depending primarily on the quality of the underlying assets. They are generally issued by private corporations and are not guaranteed by the U.S. government. Asset-backed bonds are subject to prepayment risk as discussed earlier in this prospectus.


      The Fund may, from time to time, substitute one type of investment-grade bond for another. For instance, the Fund may hold more short-term corporate bonds (and fewer short-term U.S. Treasury bonds) than are represented in the index so as to increase income. This corporate substitution strategy entails the assumption of additional credit risk;

however, substantial diversification within the corporate sector should moderate issue-specific credit risk. In addition, the Fund's current investment policy restricts corporate substitutions to issues with less than four years remaining to maturity and in aggregate to no more than 15% of the assets of the Fund's portfolio. Overall, credit risk is expected to be very low for the Fund.


      The Fund is generally managed without regard to tax ramifications.

FUND CHARACTERISTICS
STOCKS

The following table provides a snapshot of some financial characteristics of the Fund's stock holdings as of December 31, 1998.

--------------------------------------------------------------------------------
PRICE/EARNINGS                  EARNINGS           DIVIDEND           PRICE/BOOK
    RATIO                      GROWTH RATE           YIELD              RATIO
--------------------------------------------------------------------------------
     26.1                            17.6%            1.27%              4.28
--------------------------------------------------------------------------------

- Price/earnings ratio is the current price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.


- Earnings growth rate is the average annual rate, expressed as a percentage, of growth in earnings over the past five years for the stocks now in a fund.

- Dividend yield is current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

- Price/book ratio is the current price of a stock, divided by its net worth, or book value, per share. For a fund, this ratio is used to mean the weighted average price/book ratio of the stocks held by the fund.

BONDS

The following table provides a snapshot of the financial characteristics of the Fund's bond holdings as of December 31, 1998.


----------------------------------------------
NUMBER OF     AVERAGE     AVERAGE    AVERAGE
 ISSUES      MATURITY     QUALITY    DURATION
----------------------------------------------
  379        8.7 years      Aa1      4.4 years
----------------------------------------------


- Number of issues is an indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

- 30-day yield is a snapshot of a fund's income. The yield, expressed as a percentage of the fund's net asset value, is based on its income, net of its operating expenses, over the past 30 days (seven days for money market funds) and is annualized, or projected forward for the coming year.

- Average maturity is the average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

- Weighted Average quality is an indicator of credit risk. This figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. The Fund's weighted average quality is based on the market value of the bonds held by the Fund.

- Average duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

10

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.



                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic hybrid funds is approximately 97%, according to Morningstar, Inc.




TURNOVER RATE

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 22%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)




OTHER INVESTMENT POLICIES AND RISKS

Besides investing in U.S. common stocks and bonds, the Fund may make certain other kinds of investments to achieve its objective.


      The Fund may invest, to a limited extent, in foreign securities.

      The Fund may also invest, to a limited extent, in stock and bond futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

      The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $440 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

      Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

Vanguard's Core Management and Fixed Income Groups provide investment advisory services to many Vanguard funds. As of December 31, 1998, the Core Management Group managed more than $147 billion in total stock assets, and the Fixed Income Group managed more than $127 billion in total fixed-income assets. The individuals responsible for overseeing the Fund's investments are:

      GEORGE U. SAUTER, Managing Director of the Core Management Group; has worked in investment management since 1985; with Vanguard since 1987; primary responsibility for Vanguard's stock index investment policy and strategy since 1987; has served as the portfolio manager for the stock portion of the Fund since 1992; A.B., Dartmouth College; M.B.A., University of Chicago.

      IAN A. MACKINNON, Managing Director of the Fixed Income Group; has worked in investment management since 1974; with Vanguard since 1981; primary responsibility for Vanguard's internal fixed-income policy and strategy since 1981; has been responsible for overseeing the portfolio management of the bond portion of the Fund since 1992; B.A., Lafayette College; M.B.A., Pennsylvania State University.

      CHRISTOPHER W. ALWINE, CFA, and (since 1998) Fund Manager of the Short-Term and Long-Term Bond Index Funds; has worked in investment management since 1991; with Vanguard since 1990; has managed portfolio investments since 1998; B.B.A., Temple University; M.S., Drexel University.



INVESTMENT ADVISERS

Vanguard Core Management Group and Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provide advisory services on an at-cost basis to the Fund. For the fiscal year ended December 31, 1998, the advisory fees represented an effective annual rate of 0.01%.

      The Fund has authorized the Groups to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

      The Funds may direct the Groups to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.



YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

      The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

      In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

      However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

12

                                  PLAIN TALK ABOUT
                                   DISTRIBUTIONS


As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for less than or more than one year.



                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received -- even if you had reinvested it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses) as well as any capital gains realized from the sale of its holdings. Income distributions generally occur in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental income or capital gains distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December -- if paid to you by the end of January -- are taxed as if they had been paid to you in December.

      Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

- The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.

- Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

- Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the Fund's ordinary investment activities. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

      The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in the Fund.

      IMPORTANT NOTE: By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                    TOTAL ASSETS - LIABILITIES
                NET ASSET VALUE = ------------------------------
                                   NUMBER OF SHARES OUTSTANDING

      Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

      A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.


      The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Index Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is BALANCED.

14


                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $16.29 per share. During the year, the Fund earned $.54 per share from investment income (interest and dividends) and $2.33 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

      Shareholders received $.68 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

      The earnings ($2.87 per share) minus the distributions ($.68 per share) resulted in a share price of $18.48 at the end of the year. This was an increase of $2.19 per share (from $16.29 at the beginning of the year to $18.48 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 17.85% for the year.

      As of December 31, 1998, the Fund had $2 billion in net assets. For the year, its expense ratio was 0.21% ($2.10 per $1,000 of net assets); and its net investment income amounted to 3.29% of its average net assets. It sold and replaced securities valued at 25% of its net assets.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with the Fund's financial statements -- is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

      From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.



--------------------------------------------------------------------------------------------
                                                     VANGUARD BALANCED INDEX FUND
                                                       YEAR ENDED DECEMBER 31,
                                             1998      1997     1996       1995      1994
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $16.29    $13.92   $12.77     $10.34    $10.91
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .54      .520      .50        .45       .41
 Net Realized and Unrealized Gain
  (Loss) on Investments                       2.33     2.525     1.26       2.48      (.58)
                                            ------------------------------------------------
  Total from Investment Operations            2.87     3.045     1.76       2.93      (.17)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.54)    (.530)    (.49)      (.45)     (.40)
 Distributions from Realized Capital Gains    (.14)    (.145)    (.12)      (.05)       --
                                            ------------------------------------------------
  Total Distributions                         (.68)    (.675)    (.61)      (.50)     (.40)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $18.48    $16.29    $13.92    $12.77    $10.34
============================================================================================
TOTAL RETURN*                                17.85%    22.24%    13.95%    28.64%    -1.56%
============================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)         $2,004    $1,260      $826    $  590    $  403
 Ratio of Total Expenses to
  Average Net Assets                          0.21%     0.20%     0.20%     0.20%     0.20%
 Ratio of Net Investment Income to
  Average Net Assets                          3.29%     3.56%     3.69%     3.85%     3.86%
 Turnover Rate                                  25%       18%       37%+      16%       16%
============================================================================================


* Total return figures do not reflect the annual account maintenance fee of $10. + Turnover rate excluding in-kind redemptions was 30%.



"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

      Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

      The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------

TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)

Automatically set up for this Fund unless you notify us otherwise. Note:
Limitations do apply; see page 19.

--------------------------------------------------------------------------------
VANGUARD DIRECT DEPOSIT SERVICE(TM) [BOOK GRAPHIC]

Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD AUTOMATIC EXCHANGE SERVICE(TM) [BOOK GRAPHIC]

Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS(R) [BOOK GRAPHIC]

Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS(TM) [BOOK GRAPHIC]

Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD) [BOOK GRAPHIC]

Toll-free 24-hour access to Vanguard fund and account information -- as well as some transactions -- by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.
--------------------------------------------------------------------------------
ACCESS VANGUARD(TM) www.vanguard.com [COMPUTER GRAPHIC]

You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

-     Open a new account.*

-     Buy, sell, or exchange shares of most funds.

-     Change your name/address.

- Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).

* Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335

Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-662-2738

Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102

Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

16

TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE

Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOK GRAPHIC]

Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOK GRAPHIC]

Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOK GRAPHIC]

Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS

Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
VANGUARD PROTOTYPE PLANS

Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------


BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO . . .
open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON LOW BALANCES

The Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance falls below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.
--------------------------------------------------------------------------------
BY MAIL TO . . . [ENVELOPE GRAPHIC]
open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to: The Vanguard Group - 02
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 2600                 455 Devon Park Drive
Valley Forge, PA 19482-2600   Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:          Express or Registered mail to:
The Vanguard Group            The Vanguard Group
P.O. Box 2900                 455 Devon Park Drive
Valley Forge, PA 19482-2900   Wayne, PA 19087-1815

--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
BY TELEPHONE TO . . . [TELEPHONE GRAPHIC]

open a new account
Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account
Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account         Client Services
1-800-662-6273                1-800-662-2739

* You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE GRAPHIC]

Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.

Wire to:
FRB ABA 021001088
Marine Midland Bank, New York

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Balanced Index Fund - 02
[Account number, or temporary number for a new account]
[Registered account owner/s]
[Registered address]

18

      You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------
A NOTE ON LARGE PURCHASES

It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

REDEEMING SHARES

This section describes how you can redeem -- that is, sell or exchange -- the Fund's shares.

When Selling Shares:

- Vanguard sends the redemption proceeds to you or a designated third party.*

-     You can sell all or part of your Fund shares at any time.

* May require a signature guarantee; see footnote on page 20.

When Exchanging Shares:

- The redemption proceeds are used to purchase shares of a different Vanguard fund.

-     You must meet the receiving fund's minimum investment requirements.

- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.
--------------------------------------------------------------------------------
Note: Once a redemption is processed and a confirmation number given, the transaction CANNOT be canceled.
--------------------------------------------------------------------------------

HOW TO REQUEST A REDEMPTION

You can request a redemption from your Fund account in any one of two ways: online, or by mail.

--------------------------------------------------------------------------------
ONLINE REQUESTS [COMPUTER GRAPHIC]

ACCESS VANGUARD at www.vanguard.com

You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

      NOTE: The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.

--------------------------------------------------------------------------------
TELEPHONE REQUESTS [TELEPHONE GRAPHIC]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day -- or Client Services during business hours -- to sell shares.

Retirement Accounts:
You can exchange -- but not sell -- shares by calling Tele-Account or Client Services.

Vanguard Tele-Account    Client Services
1-800-662-6273           1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:

[CHECKMARK] The ten-digit account number.

[CHECKMARK] The name and address exactly as registered on the account.

[CHECKMARK] The primary Social Security or employer identification number as registered on the account.

[CHECKMARK] The Personal Identification Number, if applicable.

      Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
MAIL REQUESTS [ENVELOPE GRAPHIC]
All Account Types Except Retirement:

Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:

-     Traditional IRAs and Roth IRAs -- call Client Services.

- SEP - IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans -- call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:           Express or Registered mail to:
The Vanguard Group             The Vanguard Group
P.O. Box 1120                  455 Devon Park Drive
Valley Forge, PA 19482-1120    Wayne, PA 19087-1815

20

For clients of Vanguard's Institutional Division ...

First-class mail to:           Express or Registered mail to:
The Vanguard Group             The Vanguard Group
P.O. Box 2900                  455 Devon Park Drive
Valley Forge, PA 19482-2900    Wayne, PA 19087-1815
--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

      If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------
OPTIONS FOR REDEMPTION PROCEEDS

You may receive your redemption proceeds in one of two ways: check or exchange to another Vanguard fund.
--------------------------------------------------------------------------------
CHECK REDEMPTIONS

Normally, Vanguard will mail your check within two business days of a redemption.
--------------------------------------------------------------------------------
EXCHANGE REDEMPTIONS

As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------
FOR OUR MUTUAL PROTECTION

For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"

All redemption requests must be received by Vanguard in "good order." This means that your request must include:

[CHECKMARK] The Fund name and account number.

[CHECKMARK] The amount of the transaction (in dollars or shares).

[CHECKMARK] Signatures of all owners exactly as registered on the account (for mail requests).

[CHECKMARK] Signature guarantees (if required).*

[CHECKMARK] Any supporting legal documentation that may be required.

[CHECKMARK] Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.
--------------------------------------------------------------------------------
LIMITS ON ACCOUNT ACTIVITY

Because excessive account transactions can disrupt the management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:

- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.

-     Your round trips through the Fund must be at least 30 days apart.

-     The Fund may refuse a share purchase at any time, for any reason.

- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

--------------------------------------------------------------------------------
RETURN YOUR SHARE CERTIFICATES

Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
ALL TRADES FINAL

Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.
--------------------------------------------------------------------------------
TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:           Express or Registered mail to:
The Vanguard Group             The Vanguard Group
P.O. Box 1110                  455 Devon Park Drive
Valley Forge, PA 19482-1110    Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:           Express or Registered mail to:
The Vanguard Group             The Vanguard Group
P.O. Box 2900                  455 Devon Park Drive
Valley Forge, PA 19482-2900    Wayne, PA 19087-1815
--------------------------------------------------------------------------------
FUND AND ACCOUNT UPDATES


STATEMENTS AND REPORTS

We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

      In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.

      To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our client services Department at 1-800-662-2739.

--------------------------------------------------------------------------------
CONFIRMATION STATEMENT

Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOK GRAPHIC]

Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------

22

--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS

Mailed in February and August for this Fund.
--------------------------------------------------------------------------------
TAX STATEMENTS

Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT [BOOK GRAPHIC]

Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BALANCED FUND

A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CREDIT QUALITY

A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE

The amount to be paid at maturity of a bond; also known as the par value or principal.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

FUND DIVERSIFICATION

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security or industry.

INVESTMENT GRADE

A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances.

MATURITY

The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to match -- rather than outperform -- a particular stock or bond market index. Also known as indexing.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[THE Vanguard GROUP(R) SHIP GRAPHIC]

Post Office Box 2600
Valley Forge, PA 19482-2600


FOR MORE INFORMATION

If you'd like more information about Vanguard Balanced Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
www.vanguard.com




If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-662-2738

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington , DC 20549-6009.

Fund's Investment Company Act file number: 811-7023


(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.


P002N - 04/19/1999

VANGUARD BALANCED INDEX FUND

Participant Prospectus
April 19, 1999

A Balanced Mutual Fund


CONTENTS

 2       FUND PROFILE
 4       AN INTRODUCTION TO INDEX FUNDS
 4       ADDITIONAL INFORMATION
 4       A WORD ABOUT RISK
 4       WHO SHOULD INVEST
 5       PRIMARY INVESTMENT STRATEGIES
11       THE FUND AND VANGUARD
11       INVESTMENT ADVISERS
12       YEAR 2000 CHALLENGE
12       DIVIDENDS, CAPITAL GAINS, AND TAXES
13       SHARE PRICE
14       FINANCIAL HIGHLIGHTS
15       INVESTING WITH VANGUARD
15       ACCESSING FUND INFORMATION BY COMPUTER
GLOSSARY (inside back cover)


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Balanced Index Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

IMPORTANT NOTE

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal investment account -- can be obtained by calling Vanguard at 1-800-662-7447.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Balanced Index Fund.

INVESTMENT OBJECTIVE

The Fund is a balanced stock and bond index fund that seeks to provide current income and long-term growth of income and capital.

INVESTMENT STRATEGIES


The Fund typically invests 60% of its assets in common stocks and 40% in bonds. The stock portion of the Fund seeks to match the total return of the Wilshire 5000 Equity Index, a widely recognized measure for the U.S. stock market. The Fund's bond portion seeks to replicate the returns of the Lehman Brothers Aggregate Bond Index, a measure of regularly traded, U.S. investment-grade bonds. There is no assurance that the Fund will achieve its stated objective.


PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK AND BOND PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:

- Stock market risk, which is the chance that stock prices in general will decline over short or even long periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be moderate for the Fund.

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk should be moderate for the Fund.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. Credit risk should be low for the Fund.

- Prepayment risk, which is the chance that during periods of falling interest rates, a mortgage-backed bond issuer will repay its high-yielding bond earlier than scheduled. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates.


PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual returns for one and five calendar years and since inception compare to those of a broad-based securities market index. Keep in mind that the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS
1993........ 10.00%
1994........ -1.56%
1995........ 28.64%
1996........ 13.95%
1997........ 22.24%
1998........ 17.85%



         During the period shown in the bar chart, the highest return for a calendar quarter was 12.67% (quarter ended December 31, 1998) and the lowest return for a quarter was -5.57% (quarter ended September 30, 1998).

2


         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998

                                           1 YEAR    5 YEARS    SINCE INCEPTION*
                                           ------    -------    ----------------
Vanguard Balanced Index Fund               17.85%     15.76%        15.09%
Balanced Composite Index**                 18.11      16.03         15.46
Wilshire 5000 Index                        23.39      21.78         20.46
Lehman Aggregate Bond Index                 8.69       7.27          7.83


 *November 9, 1992.

**Made up of two unmanaged benchmarks, weighted 60% Wilshire 5000 Index and 40%
  Lehman Aggregate Bond Index.


FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.


SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fees:                                                          None
Exchange Fees:                                                            None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the
Fund's assets)
Management Expenses:                                                     0.16%
Investment Advisory Expenses:                                            0.01%
12b-1 Distribution Fees:                                                  None
Other Expenses                                                           0.04%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                                  0.21%



   The Fund reserves the right to deduct a transaction fee of 0.08% from an investor's cumulative purchases over $100 million. Where it applies, the fee is paid directly to the Fund to offset transaction costs of investing large new contributions into the market. The fee is not paid to Vanguard and is not a sales charge.


                                PLAIN TALK ABOUT

                                 FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Balanced Index Fund's expense ratio in fiscal year 1998 was 0.21%, or $2.10 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1998 of 1.31%, or $13.10 per $1,000 of average net assets, according to Lipper Inc., which reports on the mutual fund industry.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.


           1 Year            3 Years           5 Years          10 Years
           ------            -------           -------          --------
            $22                $68              $118              $268


         THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION


DIVIDENDS AND CAPITAL GAINS
Dividends are paid quarterly; capital gains are distributed annually in December

INVESTMENT ADVISER
Vanguard Core Management Group (for common stocks) and Vanguard Fixed Income Group (for bonds), Valley Forge, Pa., since 1992

INCEPTION DATE
November 9, 1992

NET ASSETS AS OF DECEMBER 31, 1998
$2 billion

NEWSPAPER ABBREVIATION
Balanced

VANGUARD FUND NUMBER
02

CUSIP NUMBER
921931101

TICKER SYMBOL
VBINX



AN INTRODUCTION TO INDEX FUNDS

WHAT IS INDEXING?

An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index fund (or "passively managed" fund) tries to match, as closely as possible, the performance of an established target index by holding all, or a representative sample, of the securities in the index.

         The target index may be a group of stocks or bonds, or a combination of stocks and bonds. Balanced index funds hold a mix of stocks and bonds.

         Index funds are not actively managed by investment advisers who buy and sell securities based on research and analysis in an attempt to outperform the market. Rather, index funds simply mirror what the target index does, for better or worse.

WHY INVEST IN INDEX FUNDS?

Index funds appeal to many investors for a number of reasons:

- Diversification. Indexes generally cover a wide variety of companies and industries.

- Relative consistency. Index funds typically match the performance of relevant market benchmarks more closely than comparable actively managed funds do.

- Low cost. Index funds do not have many of the costs and expenses of an actively managed fund -- such as research -- and keep trading activity, and thus brokerage commissions, to a minimum.

- Low realization of capital gains. Because an index fund typically sells securities only to respond to redemption requests or to adjust the number of shares it holds to reflect a change in its target index, the fund's turnover rate -- and thus its realization of capital gains -- is usually very low.

4




         KEEP IN MIND THAT AN INDEX FUND HAS OPERATING EXPENSES AND TRANSACTION COSTS; A MARKET INDEX DOES NOT. THEREFORE, AN INDEX FUND -- WHILE EXPECTED TO TRACK ITS TARGET INDEX AS CLOSELY AS POSSIBLE -- WILL TYPICALLY BE UNABLE TO MATCH THE PERFORMANCE OF THE INDEX EXACTLY.


                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.


A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard Balanced Index Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Balanced Index Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock and bond markets.

         Look for this {FLAG GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You are seeking moderate current income and long-term growth of principal and income.

-        You are seeking a diversified combination of U.S. stocks and bonds.

-        You are willing to invest for the long term -- at least five years.

                                PLAIN TALK ABOUT

                            COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

         The Vanguard funds do not permit market-timing. Do not invest in this Fund if you are a market-timer.

         The Fund has adopted the following policies, among others, to discourage short-term trading:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into and out of the Fund (see "Exchanges" in the INVESTING WITH VANGUARD section).

-        The Fund reserves the right to stop offering shares at any time.

PRIMARY INVESTMENT STRATEGIES


This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, current income and long-term growth of capital and income. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks -- stock market risk, interest rate risk, income risk, credit risk, and prepayment risk -- faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders. The Fund's investment objective is not fundamental, and so may be changed without a shareholder vote.


MARKET EXPOSURE


STOCKS

About 60% of the Fund's assets are invested in common stocks, in an attempt to replicate with that portion of the assets the performance of the Wilshire 5000 Index.


[FLAG GRAPHIC] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE
               POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

                                PLAIN TALK ABOUT

                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.




         To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term. (The S&P 500 Index is shown here because this benchmark, unlike the Wilshire 5000 Index, has been in existence for all of the periods shown.)

                    U.S. STOCK MARKET RETURNS (1926 - 1998)

                                  1 YEAR      5 YEARS     10 YEARS     20 YEARS
                                  ------      -------     --------     --------
Best                               54.2%       24.1%        19.9%        17.7%
Worst                             -43.1       -12.4         -0.8          3.1
Average                            13.1        10.7         11.0         11.0

         The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

6


                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value from $1 billion to $10 billion. Small-cap funds typically hold stocks of companies with a market value of $1 billion or less.

         While the Fund's holdings will typically include the 500 largest stocks in the Wilshire 5000 Index, they will not include all of the securities in the Index. Instead, the Fund will invest in a representative sample of stocks.


         Keep in mind, too, that while the Wilshire 5000 Index is dominated by large-cap stocks (those contained in the S&P 500 Index), small- and mid-cap issues are also represented. The Fund's stock holdings are adjusted on a regular basis to reflect the Wilshire 5000 Index. As of December 31, 1998, about 22% of the securities in the Wilshire 5000 Index were not included in the S&P 500 Index. Stocks of smaller companies have historically been more volatile than -- and at times have performed quite differently from -- the stocks of larger companies.

         Finally, because Vanguard Balanced Index Fund's holdings are not identical to the Wilshire 5000 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.


                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid -- causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.


BONDS

About 40% of the Fund's assets are invested in bonds.


[FLAG GRAPHIC] THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE
               POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODERATE FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS. BECAUSE THE FUND INVESTS IN A PORTFOLIO OF BONDS WITH AN INTERMEDIATE AVERAGE MATURITY (5-10 YEARS), INTEREST RATE RISK IS MODERATE.



         Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

         To illustrate the relationship between bond prices and interest rates, the following table shows the impact of a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.


                 HOW INTEREST RATE CHANGES AFFECT BOND PRICES*
                 ---------------------------------------------
                               VALUE OF A $1,000 BOND   VALUE OF A $1,000 BOND
TYPE OF BOND                    AFTER A 2% INCREASE       AFTER A 2% DECREASE
(MATURITY)                       IN INTEREST RATES         IN INTEREST RATES
----------                       -----------------         -----------------
Short-Term (2.5 years)                 $956                     $1,046
Intermediate-Term (10 years)            870                     $1,156
Long-Term (20 years)                   $816                     $1,251

*Assuming a 7% yield.

                                                                               7
         These figures are for illustration only and should not be regarded as an indication of future returns from the bond market as a whole or the Fund in particular.

         Changes in interest rates will affect bond income as well as bond prices.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT A
               FUND'S DIVIDENDS (INCOME) WILL DECLINE DUE TO FALLING INTEREST RATES. INCOME RISK IS GENERALLY THE GREATEST FOR SHORT-TERM BONDS, AND THE LEAST FOR LONG-TERM BONDS.




[FLAG GRAPHIC] BECAUSE IT INVESTS IN MORTGAGE-BACKED BONDS, THE FUND IS SUBJECT
               TO PREPAYMENT RISK, WHICH IS THE POSSIBILITY THAT DURING PERIODS OF FALLING INTEREST RATES, A BOND ISSUER WILL REPAY ITS HIGH-YIELDING BOND EARLIER THAN SCHEDULED. FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER RATES, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION ASSOCIATED WITH FALLING RATES.


         Since the Fund invests only a portion of its assets in mortgage-backed bonds, the risk to the Fund is limited.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT
               A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.


         The credit quality of the Fund is expected to be very high, and thus credit risk should be low. The weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, as of December 31, 1998, is Aa1.


         To a limited extent, the Fund is also exposed to event risk, which is the possibility that corporate fixed-income securities held by the Fund may suffer a substantial decline in credit quality and market value due to a corporate restructuring.


         Finally, because stock and bond prices often move in different directions, the Fund's bond holdings help to dampen -- but not eliminate -- some of the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds.



SECURITY SELECTION

INDEXING METHODS

In seeking to track a particular index, a fund may use one of two indexing methods to select the stocks or bonds it invests in.

         Some index funds hold each stock or bond found in their target indexes in about the same proportions as represented in the indexes themselves. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company.

         Other index funds may use a different selection process. Because it would be very expensive to buy and sell all of the securities represented (the Wilshire 5000 Index, for example, includes more than 7,000 stocks), funds tracking these larger indexes use a "sampling" technique. Using a sophisticated computer program, these funds select securities that will recreate their target indexes in terms of industry, size, and other characteristics. For instance, if 10% of the Wilshire 5000 Index were made up of utility stocks, the Balanced Index Fund would allocate about 10% of its stock investment to the utility stocks of the index with similar characteristics.


STOCKS

The Fund's common stock portfolio is designed to have investment characteristics that parallel those of the Wilshire 5000 Index. The Fund is expected to replicate approximately 1,000 of the largest securities in the Wilshire 5000 Index as measured by market capitalization, plus a representative sample of the remainder, which are selected primarily on the basis of market capitalization, industry weightings, and other fundamental characteristics. Typically, the Fund holds a total of between 2,500 and 3,000 stocks.

8


                                PLAIN TALK ABOUT

                                BOND MATURITIES

         A bond is issued with a specific maturity date -- the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise -- but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

BONDS

The Fund's bond portfolio is designed to have investment characteristics that parallel those of the Lehman Brothers Aggregate Bond Index, a broad market-weighted index that encompasses four major classes of investment-grade fixed-income securities in the United States: U.S. Treasury and agency securities, corporate bonds, mortgage-backed securities, international dollar-denominated bonds, and asset-backed securities with maturities greater than one year. The Fund will invest in a representative sample of fixed-income securities in the index, which, taken together, are expected to perform similarly to the index. These securities are described further as follows:


- U.S. government securities include U.S. Treasury and agency bonds, which represent loans by an investor to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on these bonds is guaranteed by the full faith and credit of the U.S. government.

- Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose -- often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a relatively high interest rate to obtain buyers for its bonds.


- Mortgage-backed bonds represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then pay principal upon maturity, mortgage-backed bonds repay both interest and principal as part of their regular payments. Because the mortgages underlying the bonds can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed bonds are subject to prepayment risk, as discussed earlier in this prospectus. These types of bonds are issued by a number of government agencies, including the Government National Mortgage Association (GNMA), often referred to as "Ginnie Mae," the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), often referred to as "Fannie Mae," and the Federal Housing Authority (FHA). GNMA bonds are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; bonds issued by other government agencies are not. (Note:
         The Balanced Index Fund may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. government.)


-        International dollar-denominated bonds are bonds denominated in U.S.
         dollars issued by foreign governments and companies. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the investor is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors


- Asset-backed securities are bonds backed by an underlying pool of assets such as automobile loans, credit card loans, and home equity loans. These securities are structured with varying amounts of credit risk, depending primarily on the quality of the underlying assets. They are generally issued by private corporations and are not guaranteed by the U.S. government. Asset-backed bonds are subject to prepayment risk as discussed earlier in this prospectus.



         The Fund may, from time to time, substitute one type of investment-grade bond for another. For instance, the Fund may hold more short-term corporate bonds (and fewer short-term U.S. Treasury bonds) than are represented in the index so as to increase income. This corporate substitution strategy entails the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. In addition, the Fund's current investment policy restricts corporate substitutions to issues with less than four years remaining to maturity and in aggregate to no more than 15% of the assets of the Fund's bond portfolio. Overall, credit risk is expected to be very low for the Fund.


The Fund is generally managed without regard to tax ramifications.

FUND CHARACTERISTICS

STOCKS

The following table provides a snapshot of some financial characteristics of the Fund's stock holdings as of December 31, 1998.


      PRICE/EARNINGS       EARNINGS        DIVIDEND     PRICE/BOOK
           RATIO         GROWTH RATE         YIELD         RATIO
           -----         -----------         -----         -----
            26.1             17.6%           1.27%          4.28



- Price/earnings ratio is the current price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

- Earnings growth rate is the average annual rate, expressed as a percentage, of growth in earnings over the past five years for the stocks now in a fund.

- Dividend yield is current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

- Price/book ratio is the current price of a stock, divided by its net worth, or book value, per share. For a fund, this ratio is used to mean the weighted average price/book ratio of the stocks held by the fund.



BONDS

The following table provides a snapshot of the financial characteristics of the Fund's bond holdings as of December 31, 1998.

 NUMBER OF      AVERAGE       AVERAGE         AVERAGE
  ISSUES       MATURITY       QUALITY        DURATION
  ------       --------       -------        --------
    379        8.7 years        Aa1          4.4 years


- Number of issues is an indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

- 30-Day Yield is a snapshot of a fund's income. The yield, expressed as a percentage of the fund's net asset value, is based on its income, net of its operating expenses, over the past 30 days (seven days for money market funds) and is annualized, or projected forward for the coming year.

- Average Maturity is the average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.


- Weighted Average Quality is an indicator of credit risk. This figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. The Fund's weighted average quality is based on the market value of the bonds held by the Fund.


- Average Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

10


                                PLAIN TALK ABOUT

                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic hybrid funds is approximately 97%, according to Morningstar, Inc.



TURNOVER RATE

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 22%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


                                PLAIN TALK ABOUT

                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.



OTHER INVESTMENT POLICIES AND RISKS

Besides investing in U.S. common stocks and bonds, the Fund may make certain other kinds of investments to achieve its objective. The Fund may invest, to a limited extent, in foreign securities.


         The Fund may also invest, to a limited extent, in stock and bond futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

         The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.


                                PLAIN TALK ABOUT

                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

                                PLAIN TALK ABOUT

                              THE FUND'S ADVISERS

Vanguard's Core Management and Fixed Income Groups provide investment advisory services to many Vanguard funds. As of December 31, 1998, the Core Management Group managed more than $147 billion in total stock assets, and the Fixed Income Group managed more than $127 billion in total fixed-income assets. The individuals responsible for overseeing the Fund's investments are:

         GEORGE U. SAUTER, Managing Director of the Core Management Group; has worked in investment management since 1985; with Vanguard since 1987; primary responsibility for Vanguard's stock index investment policy and strategy since 1987; has served as the portfolio manager for the stock portion of the Fund since 1992; A.B., Dartmouth College; M.B.A., University of Chicago.

         IAN A. MACKINNON, Managing Director of the Fixed Income Group; has worked in investment management since 1974; with Vanguard since 1981; primary responsibility for Vanguard's internal fixed-income policy and strategy since 1981; has been responsible for overseeing the portfolio management of the bond portion of the Fund since 1992; B.A., Lafayette College; M.B.A., Pennsylvania State University.

         CHRISTOPHER W. ALWINE, CFA, and (since 1998) Fund Manager of the Short-Term and Long-Term Bond Index Funds; has worked in investment management since 1991; with Vanguard since 1990; has managed portfolio investments since 1998; B.B.A., Temple University; M.S. Drexel University.

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $440 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

         Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


INVESTMENT ADVISERS




Vanguard Core Management Group and Vanguard Fixed Income Group, P.O. Box 2600, Valley Forge, PA 19482, provide advisory services on an at-cost basis to the Fund. For the fiscal year ended December 31, 1998, the advisory fees represented an effective annual rate of 0.01%.



         The Fund has authorized the Groups to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

         The Funds may direct the Groups to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.


YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

         The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

         In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

         However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

12


                                PLAIN TALK ABOUT

                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for less than or more than one year.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses), as well as any capital gains realized from the sale of its holdings. Income distributions generally occur in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental income or capital gains distributions at some other time during the year.

         Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                           TOTAL ASSETS - LIABILITIES
                NET ASSET VALUE  =  ----------------------------------------
                                          NUMBER OF SHARES OUTSTANDING

         Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

         A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.


         The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Index Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is BALANCED.

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $16.29 per share. During the year, the Fund earned $.54 per share from investment income (interest and dividends) and $2.33 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

         Shareholders received $.68 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

         The earnings ($2.87 per share) minus the distributions ($.68 per share) resulted in a share price of $18.48 at the end of the year. This was an increase of $2.19 per share (from $16.29 at the beginning of the year to $18.48 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 17.85% for the year.

         As of December 31, 1998, the Fund had $2 billion in net assets. For the year, its expense ratio was 0.21% ($2.10 per $1,000 of net assets); and its net investment income amounted to 3.29% of its average net assets. It sold and replaced securities valued at 25% of its net assets.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with the Fund's financial statements -- is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.


-------------------------------------------------------------------------------
                                             VANGUARD BALANCED INDEX FUND
                                                YEAR ENDED DECEMBER 31,
                                         --------------------------------------
                                         1998    1997    1996    1995    1994
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR      $16.29  $13.92  $12.77  $10.34  $10.91
Investment Operations
  Net Investment Income                    .54    .520     .50     .45     .41
  Net Realized and Unrealized Gain
   (Loss) on Investments                  2.33   2.525    1.26    2.48    (.58)
                                        ------  ------  ------  ------  ------
   Total from Investment Operations       2.87   3.045    1.76    2.93    (.17)
                                        ------  ------  ------  ------  ------
DISTRIBUTIONS
  Dividends from Net Investment Income    (.54)  (.530)   (.49)   (.45)   (.40)
  Distributions from Realized Capital
    Gains                                 (.14)  (.145)   (.12)   (.05)     --
                                        ------  ------  ------  ------  ------
   Total Distributions                    (.68)  (.675)   (.61)   (.50)   (.40)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR            $18.48  $16.29  $13.92  $12.77  $10.34
===============================================================================

TOTAL RETURN                             17.85%  22.24%  13.95%  28.64% - 1.56%
===============================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)    $2,004  $1,260    $826    $590    $403
  Ratio of Total Expenses to
    Average Net Assets                    0.21%   0.20%   0.20%   0.20%   0.20%
  Ratio of Net Investment Income to
    Average Net Assets                    3.29%   3.56%   3.69%   3.85%   3.86%
  Turnover Rate                             25%     18%     37%*    16%     16%
===============================================================================

*Turnover rate excluding in-kind redemptions was 30%.


         From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

14


INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

         Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BALANCED FUND

A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CREDIT QUALITY

A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE

The amount to be paid at maturity of a bond; also known as the par value or principal.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

FUND DIVERSIFICATION

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security or industry.

INVESTMENT GRADE

A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances.

MATURITY

The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to match -- rather than outperform -- a particular stock or bond market index. Also known as indexing.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]

THE VANGUARD GROUP(R)

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900



FOR MORE INFORMATION

If you'd like more information about Vanguard Balanced Index Fund, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT SERVICES CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
www.vanguard.com




INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act file number: 811-7023


(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

I002N - 04/19/1999

                                     PART B

                          VANGUARD BALANCED INDEX FUND


                                  (THE TRUST)


                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 19, 1999


     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated April 19, 1999). To obtain the Prospectus or an additional Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please call:


                      VANGUARD INVESTOR INFORMATION CENTER
                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Description of the Trust....................................  B-1
Investment Policies.........................................  B-3
Fundamental Investment Limitations..........................  B-7
Yield and Total Return......................................  B-8
Purchase of Shares..........................................  B-9
Share Price.................................................  B-9
Redemption of Shares........................................  B-10
Management of the Trust.....................................  B-11
Portfolio Transactions......................................  B-14
Financial Statements........................................  B-15
Performance Measures........................................  B-15
Appendix A -- Description of Bond Ratings...................  B-18
Appendix B -- Historical Performance One-Year Total
  Returns...................................................  B-18

                            DESCRIPTION OF THE TRUST

ORGANIZATION


     Vanguard Balanced Index Fund is a Delaware business trust. It was originally organized as a Maryland corporation in 1992, and was reorganized as a Delaware business trust in July 1998. More than one fund may be offered through the Trust; currently the Trust only offers the following fund: Vanguard Balanced Index Fund (the Fund). Throughout this Statement of Additional Information references will be made to both the Trust and the Fund offered by the Trust. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard Balanced Index Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as an open-end diversified management investment company.


     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

SERVICE PROVIDERS

     CUSTODIAN. First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the Trust's custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent accountants. The accountants audit financial statements for the Fund and provide other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Fund's transfer and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE TRUST'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a fund are entitled to receive any dividends or other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distributions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.


     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of applicable funds of the Trust.


     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of the Trust.



     CONVERSION RIGHTS. There are no conversion rights associated with shares of the Trust.


     REDEMPTION PROVISIONS. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS.  The Trust has no sinking fund provisions.


     CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE TRUST

     The Fund qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES


     REPURCHASE AGREEMENTS. The Trust may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Trust acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a Federal Reserve member bank with minimum assets of at least $2 billion or a registered securities dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Trust and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Trust (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Trust's custodian bank until repurchased. In addition, the Trust's Board of Trustees will monitor the Trust's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with the Trust.


     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Trust may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Trust not within the control of the Trust and therefore the Trust may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     LENDING OF SECURITIES. The Trust may lend its securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Trust attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Trust. The terms, the structure, and the aggregate amount of such loans must be consistent with the Investment Company Act of 1940, and the Rules and Regulations or interpretations of the Securities and Exchange Commission (the Commission) thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and (d) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust's Board of Trustees.

     VANGUARD INTERFUND LENDING PROGRAM. The SEC has issued an exemptive order permitting the Fund to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the SEC's exemptive order.


     FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES, AND SWAP AGREEMENTS. The Fund may enter into futures contracts, warrants, options on futures contracts, convertible securities, and swap agreements for the purpose of simulating full investment in the underlying Indexes and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith initial margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold with deposits that may range upward from less than 5% of the value of the contract being traded. The Fund's initial margin requirement is ordinarily in the form of U.S. Treasury securities.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its initial margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the adviser will incorrectly predict future stock market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities -- meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

     FOREIGN INVESTMENTS. The Fund will invest in securities issued by foreign governments, companies, and agencies.

     The Fund is, therefore, subject to country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause securities issued by entities in that country to lose money.

     As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

     The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of the Fund's shares means shares representing the lesser of: (i) 67% or more of the Fund's net asset value, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value.

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.


     COMMODITIES. The Fund may not invest in commodities, except that it may invest in bond and stock futures contracts, bond and stock options and options on bond and stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets my be invested in futures contracts or options at any time.


     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities or by entering into repurchase agreements, lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


     OIL, GAS, MINERALS. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.


     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.


     RELATED PARTY TRANSACTIONS. The Trust may not have dealings on behalf of the Trust with officers and Trustees, except for the purchase or sale of securities on an agency or commission basis. The Trust may not make loans to any officers, Trustees, or employees of the Trust.


     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     None of these limitations prevents the Fund from participating in The Vanguard Group (Vanguard). As a member of the Group, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirement. See "Management of the Trust" for more information.



     Compliance with the investment limitations set forth above is measured at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


                             YIELD AND TOTAL RETURN

     Yields are calculated daily and premiums and discounts on asset-backed securities are not amortized.


     The yield of the Trust for the 30 days ended December 31, 1998 was +2.91%. The total return of the Trust for the one and five years ended December 31, 1998 and since November 9, 1992 (Subscription period September 28, 1992 through November 8, 1992) was +17.85%*, 15.76%*, and 15.09%*.


*Performance figures are not adjusted for the $10 annual account maintenance fee.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years, or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)(1/n)-1

     Where:

         T    =    average annual total return
         P    =    a hypothetical initial investment of $1,000
         n    =    number of years
         ERV  =    ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

CUMULATIVE TOTAL RETURN

     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P)-1

     Where:

         C    =    cumulative total return
         P    =    a hypothetical initial investment of $1,000
         ERV  =    ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

SEC YIELDS

     Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2[((a-b)/cd+1)[to the power of 6]-1]

     Where:

         a    =    dividends and interest earned during the period.
         b    =    expenses accrued for the period (net of reimbursements).
         c    =    the average daily number of shares outstanding during the
                   period that were entitled to receive dividends.
         d    =    the maximum offering price per share on the last day of the period.

                               PURCHASE OF SHARES

     The Trust reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments as well as redemption fees for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Trust's shares.

     The Fund reserves the right to deduct a transaction fee of .08% from an investor's cumulative purchases over $100 million. The Fund may incur substantial transaction costs in absorbing very large investments, and the fee -- paid directly to the Fund -- is intended to protect existing shareholders from being unfairly impacted by such costs. The Fund's adviser will consider several factors in determining whether to apply the fee, including the following:

     - The transaction costs of buying securities, determined in part by the availability of securities at that time.

     - The offsetting effect of any Fund redemptions occurring at that time.

     - The Fund's then current rate of growth.

     - Whether the Fund's corporate substitution strategy provides adequate additional returns to help offset transaction costs associated with the large investment under then current market conditions (as discussed in the prospectus).

                                  SHARE PRICE


     The Trust's share price, or "net asset value" per share, is calculated by dividing the total assets of the Trust, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the Exchange), generally 4:00 p.m. Eastern time on each day that the Exchange is open for trading.


     Trust securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.


     The share price for the Trust can be found daily in the mutual fund listings of most major newspapers under the heading of "Vanguard Index Funds".


                              REDEMPTION OF SHARES


     The Trust may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the Commission), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Trust to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.


     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Trust.


     The Trust has authorized Charles Schwab & Co., Inc. (Schwab) to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf subject to those terms and conditions. Under this arrangement, the Trust will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Trust's instructions. Customer orders that are properly transmitted to the Trust by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:


     Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Trust's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Trust's net asset value calculated at the close of trading that day.

                            MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES


     The officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its officers. The following is a list of the Trustees and officers of the Trust and a statement of their present positions and principal occupations during the past five years. As a group, the Trust's Trustees and officers own less than 1% of the outstanding shares of the Trust. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing address of the Trustees and officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*
Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).


JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer, and
Trustee*

Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson and Johnson (Pharmaceuticals/Consumer Products); Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Products Company).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

* Officers of the Trust are "interested persons" as defined in the Investment Company Act of 1940.


     THE VANGUARD GROUP. The Trust is a member of the Vanguard Group of Investment Companies which consists of more than 30 investment companies, (the Trusts).



     Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Trust and the other Trusts in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Trusts.


     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Trusts and also furnishes the Trusts with necessary office space, furnishings, and equipment. Each Trust pays its share of Vanguard's net expenses which are allocated among the Trusts under methods approved by the Board of each Trust. In addition, each Trust bears its own direct expenses such as legal, auditing and custodian fees.


     The Trust's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Trusts.


     Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.


     Vanguard was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Trusts. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (1) each Vanguard Trust may be called upon to invest a maximum of 0.40% of its assets in Vanguard and (2) there is no restriction on the maximum cash investment that the Vanguard Trusts may make in Vanguard. The amounts which each of the Trusts has invested are adjusted from time to time in order to maintain the proportionate relationship between each Trust's relative net assets and its contribution to Vanguard's capital. At December 31, 1998, the Trust had contributed capital of $336,000 to Vanguard, representing 0.02% of the Fund's net assets and 0.5% of Vanguard's capitalization.



     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Trusts by third parties. During the year ended December 31, 1996, 1997, and 1998, the Trust paid approximately $812,000, $1,451,000, and $2,565,000, respectively, in management and administration expenses.



     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the Trusts in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Trust, and whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the Trusts based upon relative net assets. The remaining one half of those expenses is allocated among the Trusts based upon each Trust's sales for the preceding 24 months relative to the total sales of the Trusts as a Group, provided, however, that no Trust's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for The Vanguard Group, and that no Trust shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal years ended December 31, 1996, 1997, and 1998, the Trust incurred approximately $162,000, $264,000, and $388,000, respectively, in distribution and marketing expenses.



     INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to the Trust. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds and Trusts utilizing these services. During the fiscal years ended December 31, 1996, 1997, and 1998, the Trust paid approximately $53,000, $80,000, and $123,000, respectively, of Vanguard's expenses relating to investment advisory services.


TRUSTEE COMPENSATION


     The same individuals serve as Trustees of all Vanguard Trusts (with two exceptions, which are noted in the table appearing on page B-14), and each Trust pays a proportionate share of the Trustees' compensation. The Trusts employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Trusts.


     INDEPENDENT TRUSTEES.  The Trusts compensate their independent
Trustees -- that is, the ones who are not also officers of the Trust -- in three ways:

     - The independent Trustees receive an annual fee for their service to the Trusts, which is subject to reduction based on absences from scheduled Board meetings.

     - The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

     - Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

     "INTERESTED" TRUSTEES. The Trusts' interested Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Trust for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fiscal year ended December 31, 1998.



                          VANGUARD BALANCED INDEX FUND


                               COMPENSATION TABLE



                                 AGGREGATE     PENSION OR RETIREMENT       ESTIMATED         TOTAL COMPENSATION
                                COMPENSATION    BENEFITS ACCRUED AS     ANNUAL BENEFITS   FROM ALL VANGUARD TRUSTS
      NAMES OF TRUSTEES          FROM TRUST    PART OF TRUST EXPENSES   UPON RETIREMENT     PAID TO TRUSTEES(1)
      -----------------         ------------   ----------------------   ---------------   ------------------------
John C. Bogle                       None               None                    None                  None
John J. Brennan                     None               None                    None                  None
Barbara Barnes Hauptfuhrer(2)       $318                $43                 $15,000               $75,000
JoAnn Heffernan Heisen              $159                $19                 $15,000               $37,500
Robert E. Cawthorn(2)               $132                $29                 $ 6,000               $31,250
Bruce K. MacLaury                   $332                $31                 $12,000               $70,000
Burton G. Malkiel                   $320                $31                 $15,000               $75,000
Alfred M. Rankin, Jr.               $318                $23                 $15,000               $75,000
John C. Sawhill                     $318                $29                 $15,000               $75,000
James O. Welch, Jr.                 $318                $33                 $15,000               $75,000
J. Lawrence Wilson                  $318                $24                 $15,000               $75,000



(1) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Trustee of 36 Vanguard Trusts (35 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).


(2) Mr. Cawthorn and Mrs. Hauptfuhrer have retired from the Trust's Board, effective May 31, 1998 and December 31, 1998 respectively.


                             PORTFOLIO TRANSACTIONS

     In placing portfolio transactions, Vanguard uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund.

     The Fund's bond investments are generally purchased and sold through principal transactions, meaning that the Fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the bonds on a net basis. Explicit brokerage commissions are not paid on these transactions, although the purchase price for bonds usually includes an undisclosed compensation. Purchases from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).

     Vanguard's Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Fund's bonds, and is responsible for getting the best available price and most favorable execution for all transactions. When the Fund purchases a newly issued bond at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset its management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a higher brokerage commission solely on account of the receipt of research or other services.

     The Fund's adviser evaluates the reasonableness of any commissions paid by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information;
(c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


     During the fiscal years ended December 31, 1996, 1997, and 1998, the Fund paid approximately $80,605, $70,745 and $139,894.76, respectively, in brokerage commissions.


                              FINANCIAL STATEMENTS

     The Trust's financial statements as of and for the year ended December 31, 1998, appearing in the Vanguard Balanced Index Fund's 1998 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Trust's Annual Report to Shareholders, which may be obtained without charge.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Balanced Index Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.


STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.


STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.


STANDARD & POOR'S 500/BARRA VALUE INDEX -- consists of the stocks in the Standard & Poor's 500 Composite Stock Price Index (S&P 500) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.


STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000, a widely-used benchmark for small capitalization common stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.


LEHMAN LONG-TERM TREASURY BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury securities.


MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.


LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.



LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than ten years.


BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.


LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $5 trillion.



LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.



LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.



LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.



LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)


LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.



LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.



LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.



LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.



LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

                   APPENDIX A -- DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. description of its four highest preferred bond ratings:


Aaa   --   Judged to be the best quality. They carry the smallest
           degree of investment risk.
Aa    --   Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.
A     --   Possess many favorable investment attributes and are to be considered as "upper medium grade obligations".
Baa   --   Considered as medium grade obligations; i.e., they are
           neither highly protected nor poorly secured. Interest
           payments and principal security appear adequate for the
           present but certain protective elements may be lacking or
           may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment
           characteristics and in fact have speculative characteristics as well.



     Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.


     Excerpts from Standard & Poor's Corporation description of its four highest stock ratings:


AAA   --   Highest grade obligations. Capacity to pay interest and
           repay principal is extremely strong.
AA    --   Also qualify as high grade obligations, a very strong
           capacity to pay interest and repay principal and differs
           from AAA -- issues only in small degree.
A     --   Regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although they are
           somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --   Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate
           protection parameters, adverse economic conditions or
           changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in
           this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment.


     Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

          APPENDIX B -- HISTORICAL PERFORMANCE ONE-YEAR TOTAL RETURNS*

                                                                   LEHMAN BROTHERS    BALANCED
                                                       WILSHIRE       AGGREGATE       PORTFOLIO
                                                         5000        BOND INDEX       (60/40)**
                                                       --------    ---------------    ---------
1988.................................................    17.94           7.89           13.87
1989.................................................    29.17          14.53           23.30
1990.................................................    -6.18           8.96           -0.11
1991.................................................    34.20          16.00           26.90
1992.................................................     8.97           7.40            8.41
1993.................................................    11.28           9.75           10.72
1994.................................................    -0.06          -2.92           -1.15
1995.................................................    36.45          18.47           29.03
1996.................................................    21.21           3.63           14.01
1997.................................................    31.35           9.65           22.46
Cumulative...........................................   405.20         140.58          280.48
Annualized...........................................    17.58           9.18           14.30

 * These total return figures are based on historical earnings and are not intended to indicate future performance.

** A hypothetical portfolio for which 60% of its assets track the Wilshire 5000 and 40% of its assets track the Lehman Brothers Aggregate Bond Index. Assumes monthly rebalancing to 60/40 mix.

                                     PART C
                          VANGUARD BALANCED INDEX FUND
                               OTHER INFORMATION

ITEM 23. EXHIBITS


(a)  Declaration of Trust*
(b)  By-Laws*
(c)  Reference is made to Articles III and V of the Registrant's
     Declaration of Trust
(d)  Not Applicable
(e)  Not Applicable
(f) Reference is made to the section entitled "Management of the Trust" in the Registrant's Statement of Additional
     Information
(g)  Custodian Agreement*
(h)  Amended and Restated Funds' Service Agreement*
(i)  Legal Opinion*
(j)  Consent of Independent Accountants+
(k)  Not Applicable
(l)  Not Applicable
(m)  Not Applicable
(n)  Financial Data Schedule+
(o)  Not Applicable


---------------
 * Filed previously.

 + Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION


     The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other Trusts in the Group. See the information concerning The Vanguard Group set forth in Parts A and B.

ITEM 27. PRINCIPAL UNDERWRITERS

(a)  Not Applicable
(b)  Not Applicable
(c)  Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts, and other documents required to be maintained by
Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, First Union National Bank, Philadelphia, Pennsylvania 19106.

ITEM 29. MANAGEMENT SERVICES

     Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

     Not Applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 7th day of April, 1999.


    VANGUARD BALANCED INDEX FUND


BY: (Heidi Stam) John J. Brennan*, Chairman, and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Heidi Stam)
    John C. Bogle*, Senior Chairman of the Board and Trustee

    April 7, 1999


BY: (Heidi Stam)

    John J. Brennan*, Chairman, Trustee, and Chief Executive Officer


    April 7, 1999


BY: (Heidi Stam)
    JoAnn Heffernan Heisen*, Trustee

    April 7, 1999


BY: (Heidi Stam)
    Bruce K. MacLaury*, Trustee

    April 7, 1999


BY: (Heidi Stam)
    Burton G. Malkiel*, Trustee

    April 7, 1999


BY: (Heidi Stam)
    Alfred M. Rankin, Jr.*, Trustee

    April 7, 1999


BY: (Heidi Stam)
    John C. Sawhill*, Trustee

    April 7, 1999


BY: (Heidi Stam)
    James O. Welch, Jr.*, Trustee

    April 7, 1999


BY: (Heidi Stam)
    J. Lawrence Wilson*, Trustee

    April 7, 1999


BY: (Heidi Stam)
    Thomas J. Higgins, Treasurer and Principal
    Financial Officer and Accounting Officer

    April 7, 1999


*By Power of Attorney. See File Number 34-4424, filed on January 25, 1999. Incorporated by Reference.

                               INDEX TO EXHIBITS


Consent of Independent Accountants..........................  EX-99.BJ
Financial Data Schedule.....................................  EX-99.BN